UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2006

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6 Manor Parkway, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

ITEM   8.01

Other Events

On August 1, 2006, Standex International Corporation (“Standex”) contemporaneously entered into a Purchase and Sale Agreement (“Agreement”) and consummated a transaction pursuant to which Standex sold its Berean Christian Bookstores business (“Business”) to an affiliate of JMH Capital, a private equity firm, (“Purchaser”) in an all cash transaction.

The Agreement contains customary representations, covenants and indemnification obligations.  Standex retained certain pre-closing liabilities of the Business.  Standex will be providing, or cause to be provided, certain transition services to the Purchaser for a period of time.

ITEM 9.01

Financial Statements and Exhibits

(d)

Exhibits

99

Press Release of Standex International Corporation dated August 2, 2006 announcing Standex Completes Divestiture of Consumer Group Businesses; Berean® Christian Bookstores Sold to Private Equity Group

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/s/ Christian Storch
Christian Storch Chief Financial Officer

Date: August 2, 2006

Signing on behalf of the registrant and as principal financial officer